EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flint Telecom Group, Inc. (the "Company") on Form 10-K for the year ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), Vincent Browne, Chief Executive Officer of the Company, and Stephen Keaveney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: October 13, 2009 /S/ Vincent Browne ------------------------------- VINCENT BROWNE CHIEF EXECUTIVE OFFICER
DATED: October 13, 2009 /S/ Stephen Keaveney ------------------------------- STEPHEN KEAVENEY CHIEF FINANCIAL OFFICER